JOHN HANCOCK FUNDS BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK FUNDS III	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK INVESTMENT TRUST

Supplement dated June 23, 2017 to the current Prospectus, as may be supplemented

The following new bulleted paragraph is added to the “Your Account” section under the heading “Waivers for certain investors” in “SALES CHARGE REDUCTIONS AND WAIVERS”:

▪	Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.